March 30, 2023 Conduent Investor Briefing

March 30, 2023 2 Cautionary Statements Forward-Looking Statements This document contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “estimate,” “expect,” "plan," “intend,” “will,” “aim,” “should,” “could,” “forecast,” “target,” “may,” "continue to," "if,” “growing,” “projected,” “potential,” “likely,” ”see,” “ahead,” “further,” “going forward,” “on the horizon,” and similar expressions, as they relate to us, are intended to identify forward- looking statements, but the absence of these words does not mean that a statement is not forward looking. All statements other than statements of historical fact included in this presentation are forward-looking statements, including, but not limited to, statements regarding our financial results, condition and outlook; changes in our operating results; general market and economic conditions; our long-term game plan; our belief that our team of talented associates and technology-led solutions strongly position us as the partner that can help our clients through these uncertain times; our continued focus on incremental improvement in our sales, operations, technology performance and capabilities to drive sustained success; our projected financial performance for the years 2023 to 2025, including all statements made under the sections captioned “Key Revenue Hydraulics”, “Adjusted Revenue Walk”, “Adjusted EBITDA Walk”, “Adj. EBIDTA to Adj. FCF Walk”, “Medium Term Financial Outlook”, “Balance Sheet Strength”, “Base Case Cumulative Capital Available”, “Outcomes”, “Capital Allocation Priorities” and “Proforma Financials” within this presentation. In addition, all statements regarding anticipated effects of the COVID-19 pandemic and the responses thereto, including the pandemic’s impact on general economic and market conditions, as well as on our business, customers, and markets, results of operations and financial condition, as well as other statements that are not strictly historical in nature, are forward looking. These statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied herein as anticipated, believed, estimated, expected or intended or using other similar expressions. In accordance with the provisions of the Litigation Reform Act, we are making investors aware that such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements contained in this presentation, any exhibits to this presentation and other public statements we make. Our actual results may vary materially from those expressed or implied in our forward-looking statements. These forward-looking statements are also subject to the continuing impact of the COVID-19 pandemic on our business, operations, financial results and financial condition, which is dependent on developments which are uncertain and cannot be predicted. Important factors and uncertainties that could cause our actual results to differ materially from those in our forward-looking statements include, but are not limited to: government appropriations and termination rights contained in our government contracts; our ability to renew commercial and government contracts, including contracts awarded through competitive bidding processes; our ability to recover capital and other investments in connection with our contracts; our reliance on third-party providers; risk and impact of geopolitical events and increasing geopolitical tensions (such as the war in Ukraine), macroeconomic conditions, natural disasters and other factors (such as pandemics, including coronavirus) in a particular country or region on our workforce, customers and vendors; conditions abroad, including local economics, political environments, fluctuating foreign currencies and shifting regulatory schemes; relying on third party providers; our ability to deliver on our contractual obligations properly and on time; changes in interest in outsourced business process services; claims of infringement of third- party intellectual property rights; our ability to estimate the scope of work or the costs of performance in our contracts; the loss of key senior management and our ability to attract and retain necessary technical personnel and qualified subcontractors; our failure to develop new service offerings and protect our intellectual property rights; our ability to modernize our information technology infrastructure and consolidate data centers; the continuing effects of the COVID-19 pandemic on our business, operations, financial results and financial condition, which is dependent on developments which are uncertain and cannot be predicted; the failure to comply with laws relating to individually identifiable information and personal health information; the failure to comply with laws relating to processing certain financial transactions, including payment card transactions and debit or credit card transactions; breaches of our information systems or security systems or any service interruptions; our ability to comply with data security standards; developments in various contingent liabilities that are not reflected on our balance sheet, including those arising as a result of being involved in a variety of claims, lawsuits, investigations and proceedings; changes in tax and other laws and regulations; risk and impact of potential goodwill and other asset impairments; our significant indebtedness and the terms of such indebtedness; our failure to obtain or maintain a satisfactory credit rating and financial performance; our ability to receive dividends or other payments from our subsidiaries; our ability to obtain adequate pricing for our services and to improve our cost structure; our ability to collect our receivables, including those for unbilled services; a decline in revenues from, or a loss of, or a reduction in business from or failure of significant clients; fluctuations in our non-recurring revenue; increases in the cost of voice and data services or significant interruptions in such services; changes in government regulation and economic, strategic, political and social conditions; volatility of our stock price and the risk of litigation following a decline in the price of our stock; economic factors such as inflation, the level of economic activity and labor market conditions, as well as rising interest rates; and other factors that are set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management's Discussion and Analysis of Financial Condition and Results of Operations” section and other sections in our Annual Reports on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with or furnished to the Securities and Exchange Commission. Any forward-looking statements made by us in this presentation speak only as of the date on which they are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether because of new information, subsequent events or otherwise, except as required by law.

3 Cautionary Statements Non-GAAP Financial Measures We have reported our financial results in accordance with U.S. generally accepted accounting principles (U.S. GAAP). In addition, we have discussed our financial results using non- GAAP measures. We believe these non-GAAP measures allow investors to better understand the trends in our business and to better understand and compare our results. Accordingly, we believe it is necessary to adjust several reported amounts, determined in accordance with U.S. GAAP, to exclude the effects of certain items as well as their related tax effects. Management believes that these non-GAAP financial measures provide an additional means of analyzing the results of the current period against the corresponding prior period. However, these non-GAAP financial measures should be viewed in addition to, and not as a substitute for, our reported results prepared in accordance with U.S. GAAP. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable U.S. GAAP measures and should be read only in conjunction with our Consolidated Financial Statements prepared in accordance with U.S. GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions, and providing such non-GAAP financial measures to investors allows for a further level of transparency as to how management reviews and evaluates our business results and trends. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on certain of these non-GAAP measures. Refer to the "Non- GAAP Financial Measures" and “Non-GAAP Reconciliations” sections in this document for a discussion of these non-GAAP measures and their reconciliation to the reported U.S. GAAP measures. March 30, 2023

Conduent Overview Video

5 Agenda and Introduction Welcome Giles Goodburn Company Overview and Opportunity Cliff Skelton Business Overviews Commercial Transportation Government Randall King Lou Keyes Mark E. King Financial Review Steve Wood Enhancing Value Creation Cliff Skelton Q&A March 30, 2023

6 Key Takeaways Experienced Management Team Repaired and strengthened the foundation Unique value propositions aligned to attractive market opportunities Financial outlook with revenue growth, margin accretion and cash generation A future-rationalized portfolio and capital allocation approach focused on unlocking more value and accelerating growth March 30, 2023

7 Our Goal: Driving Shareholder Value Technology-led Capabilities Strong Talent and Culture Proven Outcomes for Marquee Clients Large and Favorable Market Opportunities Improved Margin Expanded Free Cash Flow Revenue Growth Shareholder Value Deployable Capital Strengths Outcomes March 30, 2023

A future-rationalized portfolio and capital allocation approach focused on unlocking more value and accelerating growth 8 Key Takeaways Experienced Management Team Repaired and strengthened the foundation Unique value propositions aligned to attractive market opportunities Financial outlook with revenue growth, margin accretion and cash generation March 30, 2023

9 Our History 2010 2012 2014 2016 2018 2020 2022 ACS: Serial Acquisitions Part of Xerox Conduent Today 1988: ACS business launched 2010: ACS is acquired Acquires Lateral Data – Legal Solutions & Smart Data Acquires Strata and Bunch – Workers Comp Exits ITO business with sale to ATOS 2017: Conduent spin off HR Consulting and Actuarial Solutions Divestitures: Constituent Government Software Solutions Select Customer Care Contracts Commercial Vehicle Operations 2019: New Management New and more agile operating model established Enterprise investments in storage, compute, security & networking Opens Global Command Center Data Center Consolidation – East Windsor & Sandy Divests Midas Software Simplifies to 3 business units 19921988 1990 1994 1996 1998 2002 20062000 2004 2008 Global Government Solutions – Government ITO IMS Solutions & AFSA Data Corp – Gov’t Acquisitions: OBS – Commercial Data Processing CSX National System – Transportation CIC/DISC – Outsourcing Healthtech Corp – Commercial Healthcare Transfirst JV – Government EBT Genix Group – BPO/ITO BRC Holdings & Computer Data Systems – Government Consultec – Government Healthcare Buck – HRO/TBO ASCOM Holdings – Transportation LiveBridge – Customer Care Primax – Payment Integrity eServices Group Int’l - BPO March 30, 2023

10 We Have Strengthened the Foundation • Clients lacked confidence • Operations and technology lacked predictability and stability • Culture lacked collaboration and team spirit • Inadequate internal planning discipline • Inadequate system uptime • Sales not growing or outpacing client attrition • Associate attrition at all time high • Lack of client referenceability The Past Transformation Journey • Focus on clients • Rebuild technology infrastructure • Drive operational excellence • Instill process discipline • Strengthen talent and culture Resulting In… March 30, 2023

11 The Results Supplier Excellence Recognition 2021 & 2022 Supplier of the Year 2021 & 2022 +30 pts Net Promoter Score 90% 20% ~2XImprovement in service level performance Recognized as supplier of the year by GM, Toyota Financial Services, H&R Block, and several other Fortune 50 companies 3-year Net Promoter Score improved New Business Sales nearly doubled since 2019 (TCV); growing at a 24% CAGR. Reduction in technology-related incidents, drastically improving technology uptime which has become a hallmark for Conduent Note: Time frame for improvement is 2019 to 2022 unless otherwise noted March 30, 2023

Recognition Industry Leadership Recognition Culture Recognition 12March 30, 2023

A future-rationalized portfolio and capital allocation approach focused on unlocking more value and accelerating growth Financial outlook with revenue growth, margin accretion and cash generation Repaired and strengthened the foundation Unique value propositions aligned to attractive market opportunities 13 Key Takeaways Experienced Management Team March 30, 2023

Conduent Today 14 Commercial Government Transportation Enhancing customer experience and business process efficiency across the enterprise Streamlining delivery of government services to constituents in need Creating safe, seamless journeys across the transportation ecosystem • Customer Experience Management • Business Operations Solutions • Casualty and Healthcare Solutions • Government Healthcare • Payments and Child Support • Eligibility and Enrollment • Road Usage Charging • Transit • Public Safety and Curbside Three Lines of Business $1,992M* $1,150M* $709M* *2022 Adjusted RevenueMarch 30, 2023

15 Strong and Trusted Client Base 47 states, District of Columbia, Puerto Rico 23 countries with transportation and government solutions Commercial Government and Transportation Government Transportation Both 17 of the top 20 U.S. health insurance companies 9 of the top 10 pharma companies 4 of the top 5 automakers March 30, 2023

Commercial Government Transportation $168B* $20B* $12B* 16 Large and Growing Addressable Markets Sources: Nelson Hall, Gartner, Frost and Sullivan, Devenir, ComplexDiscovery, Conduent Internal Analysis Conduent’s TAM ~$200B 3-yr CAGR (‘22-‘25) ~4% *Segment proportion of Conduent‘s $200B TAM March 30, 2023

Digital solutions to drive transformation and automation Greater safety and efficiency More efficient and secure payment solutions Improved customer experience Improved patron experience Interoperable and modular healthcare systems in the cloud Integrated, end-to-end offerings to increase value Modernized infrastructure and congestion solutions Enhanced citizen experience Priorities of the Markets We Serve 17 Commercial Government Transportation March 30, 2023

What We Do to Meet That Demand Enhance customer experiences across multiple channels1 Digitize and manage documents2 Administer and process digital payments3 Automate healthcare-related claims4 Streamline business administration functions5 Provide hardware technology and system integration6 Commercial Government Transportation We provide solutions through a combination of these technology-led capabilities to deliver outcomes at scale across commercial, government and transportation sectors 18March 30, 2023

Creating Valuable Outcomes for Clients Increased sales, customer and employee satisfaction, first call resolution Reduced costs, increased efficiency and agility Increased accuracy, faster processing, greater compliance Faster, more secure payments, increased fraud prevention Faster commutes, improved convenience, reduced congestion Greater revenue collection, increased utilization Addressing clients’ needs to streamline operations, reduce cost, elevate the customer experience and enable scale Experience Performance Value 19March 30, 2023

20 Business Overviews Randall King President, Commercial Solutions Mark E. King President, Government Solutions Lou Keyes President, Transportation Solutions • Significant experience in technology- led business solutions and professional services • Extensive success in driving growth and client service across a range of industries • Strength in growing businesses and managing a large client base • Significant experience leading businesses in the FinTech and Banking industries • Deep expertise in payments, operations and technology • Proven experience in risk management which is critical to the government sector • Significant experience leading operations, services and risk for one of the largest banks in the U.S. • Known for developing strategic solutions as well as strong partnerships and client engagement • Successful at delivering large scale transformation and operational excellence March 30, 2023

21 Commercial Solutions

Commercial Solutions | At a Glance

CONDUENT

Robust portfolio of technology-led solutions enhancing customer experience and business process efficiency end-to-end across the enterprise

Customer Experience Management

- CXNow
- Multichannel Communications
- Transformation/Analytics

Delivering connected, omnichannel customer experiences throughout the customer life cycle.

ISG Provider Lens: Global Leader Customer Experience Services
Digital Operations, AI & Analytics, WFH

1.3B
CX interactions annually

Business Operations Solutions

- Automated Document Solutions
- Banking Solutions
- Finance, Accounting and Procurement
- Legal and Compliance Solutions
- Total Benefits Outsourcing

Transforming business and HR processes by automating and streamlining mission-critical operations through technology solutions.

ISG Top 15 Service & Technology Provider

NelsonHall Leader in Next Generation **Benefits Administration**

3.6B
Documents captured, indexed and classified

Casualty and Healthcare Solutions

- Workers Comp Claims Solutions
- Healthcare Claims Solutions
- Pharma and Life Sciences Solutions
- Payment Integrity

Streamlining healthcare and casualty insurance processes, ensuring payment accuracy and improving health outcomes.

Largest Bill Review Provider for Workers Comp Claims

Everest Leader in Healthcare CXM and Payer Operations

17 / 20
Top healthcare payers are clients

March 30, 2023

22

Commercial Solutions Competitive Advantages

CONDUENT

End-to-End Value Chain

Multiple capabilities creating innovative outcomes for clients **across entire value chain** vs. point solutions

- Solutions touch every aspect of the end-to-end value stream from front office to back office – from customer care and collections to human resources
- Ability to combine solutions to drive proactive ideas and solutions to help clients achieve strategic and more sustainable outcomes

Innovative Technology

Enabling **automation** and **digitization** through our technology, **improving quality** and **reducing cost**

- Largest workers compensation bill review platform (Strataware)
- Launched CXNow customer experience platform, creating end-to-end insights
- Leading edge integrated Pharma CRM (IntelliHealth) for patient programs
- Launched Integrated Payment Hub with new Real Time Payments® rail

Flexible Scale

Delivering across spectrum of small to large clients by leveraging scalable technology and platforms

- Ability to ramp quickly for all types of interactions from sales and tech support to care management and financial services
- Expansive scale (20 languages, 19 countries) to support large, multinational client base
- Verticalization and domain knowledge in high growth segments

March 30, 2023

23

Focus Areas for Growth

CONDUENT

Through our diverse portfolio of solutions coupled with innovative technology and scale, the Commercial business is well-positioned to improve market share with our 600+ clients

Customer Experience Solutions

CXNow platform enables fast access for small to large clients

- Recognized **industry leader** serving some of the **most loyal brands** in the world
- Improving **CX is a priority** for most companies – we can help them with our **30+** years **experience** and **scale**
- Almost all our clients have a need for CX solutions – opportunity to **deepen relationships / wallet share**
- **Driving accelerated growth** through CXNow supporting clients of **any size** with broad range of CX capabilities

Finance, Accounting and Procurement

New tech-led capability creating faster speed to value

- **$3.3B of current client spend** under management, 33.5M invoices processed annually
- **New capabilities** to drive pipeline and deepen relationships across market segments, for example:
  - ✓ **FastCap® solution** – **Analytics to find cost leakage** with rapid implementation and low entry cost using shared outcome model for clients

Healthcare and Pharma

New innovative solutions to expand market share

- New **Medicare Advantage capability** for medical claim processing platform
- New **Provider Data Management** capability – increasing data accuracy and improving cost for Pharma Co's
- Expanding **Medical Information and Pharmacovigilance** capabilities and global footprint

Digital Payments

New capability creating multiple methods to fulfill payment needs

- Utilizing **Integrated Payment Hub** to complement our portfolio of solutions and deepen relationships with clients
- Ability to enable clients to make payments **faster** and at **reduced cost**
  - ✓ Reimbursements
  - ✓ Refunds
  - ✓ Vendor payments

March 30, 2023

24

25 Transportation Solutions

Transportation Solutions | At a Glance

Technology solutions that automate, streamline, and optimize transportation operations, improve revenue collection and create safe, seamless journeys across the transportation ecosystem

Road Usage Charging

- Roadside Solutions
- Back Office Systems
- Collections Administration

Helping transportation authorities manage traffic flow, fund highways and other infrastructure, and reduce congestion and pollution with tolling capabilities.

11.8M

tolling transactions processed per day, including 48% of top 10 tolling agencies

Transit

- Open Payments Fare Collection
- Account Based Fare Collection
- Fleet Management Solutions
- Intelligent Mobility Solutions

Delivering flexible passenger payment and ticketing options, intelligent public transport management systems and CAD/AVL solutions, to make transit faster, safer and more reliable.

100M

transit tickets processed each day

Public Safety / Curbside Management

- Citation and Permit Administration
- Parking Asset Management Solutions
- Business Intelligence and Data Analytics
- Photo Enforcement & Violation Processing Solutions

Optimizing transportation operations and helping make communities safer through automated photo enforcement, analytics, intelligent parking and violations processing solutions.

8.7M

citations and delinquent revenue payments processed annually

March 30, 2023

26

27 Transportation Solutions Competitive Advantages Complete End-to-End Market Coverage Real Time Payments® Superior Back-Office Capability • Transit • Road Usage Charging (Tolling) • Curbside (Parking) and Public Safety • Real Time Payments® (RTP®) • Request For Pay (RFP) • Efficient vendor payments integrated with their A/P systems • Reimbursements • Official back-office system of record • Print and mail communications • Document scanning and indexing • Call center, email, chat • Asset management March 30, 2023

28 Focus Areas for Growth Depth and breadth of offerings along with market conditions driven by innovation provide attractive opportunities for Conduent to extend transportation leadership position Payments Geographic and Solution Expansion • Expansion into Digital Payments including Real Time Payments® (RTP®) - 24/7 payments with no cut-off times unlike traditional payment types - Irrevocable payments generating greater efficiencies and reducing exception processing for agencies • Request For Pay (RFP) enables travelers to make payments for their tolling invoice anytime, anywhere, using their mobile device or computer • Expanding Transit in the U.S. and Tolling/Public Safety/Curbside internationally • New solutions to grow in adjacent segments & mid- market - Congestion management and mileage-based user solutions - IoT roadside solution - Technology enhancements to improve customer experience, intelligent decision making and case management - Bus lane and school bus stop arm enforcement March 30, 2023

29 Government Solutions

Government Healthcare Payments and Child Support Eligibility and Enrollment 30 30 Government Solutions | At a Glance 588M Claims processed in 2022 • Conduent Medicaid Suite • Pharmacy Benefits Management • Maven Disease Surveillance Tracking $106B In benefits disbursed in 2022 • Card Programs • State Disbursement Units • Child Support Enforcement IT • Digital Integrated Payment Hub 32M U.S. residents supported across different programs • Eligibility Application Processing • Enrollment Broker Platform • Eligibility Customer Care Helping government agencies in 45 states automate and optimize the delivery of healthcare and social services to better serve residents, patients, families, and individuals Delivering program administration solutions for government-funded healthcare programs that reduce costs, streamline operations, increase program participation and improve compliance. Enabling agencies to meet their mission of delivering accurate, convenient, secure payments to the individuals who need them - from SNAP and TANF benefits to child support, pension and unemployment insurance payments. Helping agencies streamline enrollment, determine eligibility, proactively engage constituents and enable seamless access to benefits and programs, while ensuring alignment with program regulations. March 30, 2023

31 Government Solutions Competitive Advantages Extensive and Diverse Network Across States A Top Provider of Modern Cloud- Enabled, Medicaid Suite Leading Innovation in Payments Only Provider with Comprehensive End-to-End Solutions Services provided for 45 out of 50 U.S. states Deep knowledge of government systems and requirements – 50 years of experience Support to multiple social programs including SNAP, TANF, UI, Child Support, Medicaid First cloud-native solution in the market Modular, advanced and outcome-driven one stop solution for State Medicaid agencies Enables data-driven decision making and predictive analytics to drive better quality of care Integrated Payment Hub providing multichannel payment capabilities spanning traditional and new digital payment options Faster payments including Zelle®, Real Time Payments® (RTP®) and FedNowSM (once launched) Fast and easy to deploy digital payments via a single API Diversified solutions that span multiple buyers and entities Self-service portals to enhance citizen engagement Complete technology stack with services wrapped around systems March 30, 2023

32 Focus Areas For Growth Medicaid Administration • Modernization mandates resetting the market • Conduent is the only supplier with cloud-native solution • Comprehensive Medicaid solution suite (CMdS) with expanding market opportunity: • Multiple primary modules already developed • Continuing investment to add new features and functionalities • Recently won multiple states and multi-year pipeline is strong at approximately $6B (TCV) Digital Payments • States are seeking more efficient payment methods, like Zelle ® and Real Time Payments®, for a variety of disbursements to vendors and constituents • Digital payments drive efficiencies – reducing exception processing and time delays, mitigating risk and lowering costs • Social programs, based on traditional Electronic Benefit Transfer cards, looking to migrate to chip-enabled cards and mobile wallets to improve constituent experience • States considering adding digital payment methods to provide continuity during natural disaster events and to disburse emergency relief assistance March 30, 2023

33 Digital Payments

34 Digital Payments Kathy Mertes Global Head, Digital Payments • 30 years in the banking and payments field across multiple industries including government, corporate and healthcare • Deep experience in credit card fraud prevention, consumer payments, and product and operational responsibilities for money markets and asset management accounts • Most recently led key strategies for BNY Mellon Treasury Services • Member of The Clearing House (TCH) Corporate Advisory Group March 30, 2023

Digital Integrated Payments Hub All digital, cloud-based payment gateway *FedNowSM (Live 2023) Automated Vendor Payments (Paymode-X) Automated Clearing House (ACH) Future Innovations Account Validation Services Digital Wallet Zelle Network® Real Time Payments® (RTP®) Payment Reconcilement Payment Instruction Digital Integrated Payments Hub Reduce Costs by up to 60% vs. checks Improve Customer Experience Accelerate payments from 10+ days to minutes Simplify and Streamline Single platform for all payment types 35March 30, 2023

A future-rationalized portfolio and capital allocation approach focused on unlocking more value and accelerating growth Repaired and strengthened the foundation Unique value propositions aligned to attractive market opportunities 36 Key Takeaways Experienced Management Team Financial outlook with revenue growth, margin accretion and cash generation March 30, 2023

37 Financial Key Takeaways Financial outlook with revenue growth, margin accretion and cash generation Continued sales growth Normalizing of client losses Expanding margins and enhanced cash flow generation Deployable capital maintaining a strong balance sheet March 30, 2023

38 Agenda | Financial Historical Context 2022 to 2025 Revenue 2022 to 2025 AEBITDA 2023 & 2025 AEBITDA to AFCF Medium Term Financial Outlook Outlook Balance Sheet Strength 2019 to 2022 Key Revenue Hydraulics 2019 to 2022 Adjusted Revenue 2019 to 2022 AEBITDA 2019 & 2022 AEBITDA to AFCF Historical Context March 30, 2023

39 Key Revenue Hydraulics (Historical, 2019-2022) - 100 200 300 400 500 600 700 800 2019 2020 2021 2022 ACV & ARR ACV ARR Sequential improvement in ACV (13% 3-Year CAGR) and ARR (8% 3-Year CAGR) performance. 13% CAGR 8% CAGR $m March 30, 2023

40 Key Revenue Hydraulics (Historical, 2019-2022) - 100 200 300 400 500 600 700 800 2019 2020 2021 2022 ACV & ARR ACV ARR - 50 100 150 200 250 300 350 400 2020 2021 2022 Losses (by Vintage) 2020 & Prior 2021 & 2022 Sequential improvement in ACV (13% 3 Year CAGR) and ARR (8% 3 Year CAGR) performance. Higher than anticipated rate of losses directly linked to residual poor operational and technical quality were running at 7%-9% of annual revenue. 7-9% 13% CAGR 8% CAGR $m $m March 30, 2023

41 Key Revenue Hydraulics (Historical, 2019-2022) - 100 200 300 400 500 600 700 800 2019 2020 2021 2022 ACV & ARR ACV ARR - 50 100 150 200 250 300 350 400 2020 2021 2022 Losses (by Vintage) 2020 & Prior 2021 & 2022 Sequential improvement in ACV (13% 3 Year CAGR) and ARR (8% 3 Year CAGR) performance. Higher than anticipated rate of losses directly linked to residual poor operational & technical quality were running at 7%-9% of annual revenue. 7-9% Generally low level of organic headwinds, a discrete impact with a small number of large clients and lost volume from COVID. 13% CAGR 8% CAGR Lost Organic Volume Recurring Large Client(s) COVID $m $m $m March 30, 2023

42 Adjusted Revenue Walk (Historical, 2019 to 2022) Key Takeaways • Significant losses in 2020 and prior. • Volume losses include items not expected to re-occur. • Improving Sales Performance driving ramped revenue. (4.0%) CAGR 4,359 3,851 2.6% CAGR 90% of Base Revenue is Recurring $m March 30, 2023

43 Adjusted EBITDA Walk (Historical, 2019 to 2022) Optimizing our Delivery Model 10.4% 10.2% Key Takeaways • Losses have driven a margin- replacement cycle; as losses normalize, this headwind should dissipate. • The revenue volume/mix includes significant operational efficiencies. • Investments in infrastructure have driven lower unit delivery costs with spend reducing from 12.3% of revenue to 10.5%, while improving quality and stability. • Real estate rationalization reflects a 20% reduction (1.3M sq ft). • Overheads reflect corporate reductions and one-time impacts, such as legal recoveries. $m March 30, 2023

44 Adj. EBITDA to Adj. FCF Walk (Historical, 2019 & 2022) 13% 1.5% Key Takeaways • Capital use is tapering as the initial phases of technology stability programs conclude. • Restructuring primarily reflects data center optimization and early lease surrenders. • Cash taxes are influenced by geographic mix of income and timing of deductions. • Net Working Capital is a drag in the short term due to the timing of cashflows on the revenue replacement cycle. $m $m March 30, 2023

45 Agenda | Financial Outlook 2022 to 2025 Revenue 2022 to 2025 AEBITDA 2023 & 2025 AEBITDA to AFCF Medium Term Financial Outlook Outlook Balance Sheet Strength 2019 to 2022 Key Revenue Hydraulics 2019 to 2022 Adj. Revenue 2019 to 2022 AEBITDA 2019 & 2022 AEBITDA to AFCF Historical Context March 30, 2023

46 Key Revenue Hydraulics (Outlook to 2025) 8-10% CAGR We expect to continue to grow ACV at a high single- digit to low double-digit rate, and ARR at a mid-to-high single-digit rate. 6-8% CAGR ACV & ARR*$m * We look to these metrics on an annual basis as sales have been and are lumpy (e.g. Q4 2022 was higher than average, and we expect Q1 2023 to be lower than average).March 30, 2023

- 50 100 150 200 250 300 350 400 2020 2021 2022 2023 2024 2025 Losses (by Vintage) 2020 & Prior 2021 & 2022 2023 - 2025 47 Key Revenue Hydraulics (Outlook to 2025) 8-10% CAGR We expect to continue to grow ACV at a high single digit to low double-digit rate, and ARR at a mid-to-high single digit rate. We expect losses to normalize in the 3%-5% range supported by improved levels of operational and technical stability and investments in solutions. 6-8% CAGR 3-5% 7-9% ACV & ARR*$m $m * We look to these metrics on an annual basis as sales have been and are lumpy (e.g. Q4 2022 was higher than average, and we expect Q1 2023 to be lower than average).March 30, 2023

- 50 100 150 200 250 300 20-22 23-25 Lost Organic Volume Organic Large Client(s) COVID - 50 100 150 200 250 300 350 400 2020 2021 2022 2023 2024 2025 Losses (by Vintage) 2020 & Prior 2021 & 2022 2023 - 2025 48 Key Revenue Hydraulics (Outlook to 2025) 8-10% CAGR We expect to continue to grow ACV at a high single- digit to low double-digit rate, and ARR at a mid-to-high single-digit rate. We expect losses to normalize in the 3%-5% range supported by improved levels of operational and technical stability and investments in solutions. 6-8% CAGR Generally low level of organic headwinds, affected by discrete impact from small number of large clients and COVID. 3-5% 7-9% ACV & ARR*$m $m $m * We look to these metrics on an annual basis as sales have been and are lumpy (e.g. Q4 2022 was higher than average, and we expect Q1 2023 to be lower than average).March 30, 2023

49 1.0% CAGR Key Takeaways • Losses begin to normalize towards 3% - 5% of revenue once pre-2021 vintage losses are overcome. • Volume trends have normalized. • Continued improvement in CAGR of sales at high single digit rates YoY. • Strategic Revenue includes new product capabilities, such as Real Time Payments®, geographic expansion, partnerships and mega- deals in Transportation space. • Base business positioned for a 3% - 4% organic growth trajectory. Adjusted Revenue Walk (Outlook, 2022 to 2025) 4.0% CAGR $m March 30, 2023

50 Adjusted EBITDA Walk (Outlook, 2022 to 2025) 10.2% 10.5-11.5% EBITDA Executing our Delivery Model Key Takeaways • Revenue volume/mix improvement from higher margin opportunities, and benefit from a partially fixed cost base. • Continued infrastructure and real estate efficiencies including real estate terminations at natural lease-end dates, reducing restructuring costs. • Overhead assumptions include investments in talent acquisition, healthcare costs and benefits. • Reversal of one-time impacts from 2019-2022, such as legal recoveries. $m March 30, 2023

51 Adj. EBITDA to Adj. FCF Walk (Outlook, 2023 & 2025) 20-25% 15-20% Key Takeaways • Capital programs normalize to approximately 4% of revenue. • Restructuring tapers with less burden from data center optimization and real estate. • Cash taxes in 2023 are lower due to the expected Federal Refund and are also influenced by geographic mix of income and timing of deductions. • Net Working Capital is a drag from revenue growth. $m $m March 30, 2023

Refer to the appendix for other modeling considerations Adj. Free Cash Flow Conversion20-25% Adj. EBITDA Margin10.5-11.5% Commercial Government Transportation 52 Medium Term Financial Outlook (2025 Exit Rate) ~3% ~3% ~4% Adj. Revenue Growth3-4% March 30, 2023

53 Balance Sheet Strength December 31, 2022 Total Cash $598M Available Credit $548M (Revolving Credit Facility) Total Available Liquidity $1,146M Debt $1,282M Net Debt $684M Net Adjusted Leverage Ratio 1.8x 18 18 18 218 5 485 520 2023 2024 2025 2026 2027 2028 2029 Contractual Debt Maturity ($M) 684 595 495 386 1.8x 1.5x 1.2x 0.9x 2022 2023 2024 2025 Net Leverage ($M) March 30, 2023

Cumulative deployable capital available in the base case scenario (2022 to 2025) $500M 71% of Mkt Cap* 54 Base Case Cumulative Capital Available $598M ~$250M Up to Approx. $500M $400M *Market Cap at 3/27/23 $704M March 30, 2023

Financial outlook with revenue growth, margin accretion and cash generation 55 Key Takeaways Repaired and strengthened the foundation Unique value propositions aligned to attractive market opportunities Experienced Management Team A future-rationalized portfolio and capital allocation approach focused on unlocking more value and accelerating growth March 30, 2023

56 Background • Foundation work complete • Client buying patterns are more evident • Growth trajectories understood • Investment needs prioritized Ongoing portfolio analysis continues to confirm the sum of the parts valuation is superior to CNDT valuation “Staying the course” for our turnaround through the changing market conditions had to be the highest priority A more recent portfolio examination confirmed that all solutions in the portfolio can grow, but with variation in the opportunity The Time is Now March 30, 2023

57 Approach • Our portfolio is too wide and diverse • Some solutions will take too long to grow or require too much investment / bandwidth • Some solutions will command a higher multiple than CNDT • Sale of Midas Suite is a proof point • Prioritized the portfolio for grow / optimize / rationalize • More clearly articulated the best use of proceeds • Finalizing sequence and timing Growth and value creation can be accelerated by rationalizing the portfolio Conclusions • Growth opportunities and timing • Bandwidth and investment requirements • External scarcity value • Market dynamics such as interest rates, outsourcing trends and technology trends • Internal / external synergies Considerations Actions March 30, 2023

12/31/22 Cash 58 Outcomes $598M $680M $250M $598M ~$250M $500M to $700M Approx. $1B Up to $400M Deployable capital available: base case plus proceeds from divestitures (2022 to 2025) $1.0B 142% of Mkt Cap* *Market Cap at 3/27/23 $704M $500-700M of potential divestiture proceeds Enhanced valuation with appropriately deployed capital A more nimble and faster growing Conduent… enhancing the 3-4% organic growth trajectory March 30, 2023

Internal Investments M&A Debt Reduction Shareholders Returns 59 Capital Allocation Priorities Approximately $1.0B of capital available to deploy Current spending sufficient to drive organic growth expectations No plans for large acquisitions Maintain modest levels of net leverage Proportion of excess cash distributed March 30, 2023

60 Proforma Financials (2025 Exit Rate) Adj. EBITDA Margin9.5-10.5% Adj. Revenue Growth4-5% Commercial Government Transportation 3-5% ~3% ~4% Adj. Revenue$3.3- $3.6B Proforma financials after portfolio rationalization activity March 30, 2023

61 Conclusion Repaired and strengthened the foundation Unique value propositions aligned to attractive market opportunities Experienced Management Team Financial outlook with revenue growth, margin accretion and cash generation A future-rationalized portfolio and capital allocation approach focused on unlocking more value and accelerating growth March 30, 2023

Conduent and BNY Mellon Digital Integrated Payment Hub Video 62

Q&A 63

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66 Appendix - Other Modelling Considerations - Definitions - Reconciliations March 30, 2023

67 Other Modeling Considerations *Assumes incremental Adj. FCF pays down Debt 2023 2024 2025 ~$90M ~$65MNet Interest Expense* ~$40M ~$20MRestructuring ~4.3% ~4%Capex (% of Revenue) ~50% ~30%Adj. Effective Tax Rate ~4.5% ~3.5%Interest Rate (Benefit Wallet) March 30, 2023

68 New Business Total Contract Value (TCV): Estimated total future revenues from contracts signed during the period related to new logo, new service line or expansion with existing customers. New Business Annual Recurring Revenue (ARR): Metric measures the revenue from recurring services provided to the client for any new business signing. ARR represents the recurring services provided to a customer with the opportunity for renewal at the end of the contract term. The calculation of ARR is (Total Contract Value less Non- Recurring Revenue) divided by the Contract Term. New Business Annual Contract Value (ACV): (New Business TCV / contract term) multiplied by 12. Definitions March 30, 2023

69 Non-GAAP Financial Measures We have reported our financial results in accordance with U.S. generally accepted accounting principles (U.S. GAAP). In addition, we have discussed our financial results using non-GAAP measures. We believe these non-GAAP measures allow investors to better understand the trends in our business and to better understand and compare our results. Accordingly, we believe it is necessary to adjust several reported amounts, determined in accordance with U.S. GAAP, to exclude the effects of certain items as well as their related tax effects. Management believes that these non-GAAP financial measures provide an additional means of analyzing the results of the current period against the corresponding prior period. However, these non- GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with U.S. GAAP. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable U.S. GAAP measures and should be read only in conjunction with our Consolidated Financial Statements prepared in accordance with U.S. GAAP. Our management regularly uses our non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. Providing such non-GAAP financial measures to investors allows for a further level of transparency as to how management reviews and evaluates our business results and trends. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on certain of these non-GAAP measures. A reconciliation of the following non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP are provided below. These reconciliations also include the income tax effects for our non-GAAP performance measures in total, to the extent applicable. The income tax effects are calculated under the same accounting principles as applied to our reported pre-tax performance measures under ASC 740, which employs an annual effective tax rate method. The noted income tax effect for our non-GAAP performance measures is effectively the difference in income taxes for reported and adjusted pre-tax income calculated under the annual effective tax rate method. The tax effect of the non-GAAP adjustments was calculated based upon evaluation of the statutory tax treatment and the applicable statutory tax rate in the jurisdictions in which such charges were incurred. Adjusted Revenue We make adjustments to Revenue for the following item for the purpose of calculating Adjusted Revenue: • Divestitures. Revenue of divested businesses is excluded. We provide our investors with adjusted revenue, as supplemental information, because we believe it offers added insight, by itself and for comparability between periods, by adjusting for certain other identified items which we do not believe are indicative of our ongoing business, and may also provide added insight on trends in our ongoing business. Non-GAAP Financial Measures March 30, 2023

70 Adjusted EBITDA and EBITDA Margin We use Adjusted EBITDA and Adjusted EBITDA Margin as an additional way of assessing certain aspects of our operations that, when viewed with the U.S. GAAP results and the accompanying reconciliations to corresponding U.S. GAAP financial measures, provide a more complete understanding of our on-going business. Adjusted EBITDA represents income (loss) before interest, income taxes, depreciation and amortization and contract inducement amortization adjusted for the following items. Adjusted EBITDA Margin is Adjusted EBITDA divided by revenue or adjusted revenue, as applicable: • Amortization of acquired intangible assets. The amortization of acquired intangible assets is driven by acquisition activity, which can vary in size, nature and timing as compared to other companies within our industry and from period to period. • Restructuring and related costs. Restructuring and related costs include restructuring and asset impairment charges as well as costs associated with our strategic transformation program. • (Gain) loss on divestitures and transaction costs. Represents (gain) loss on divested businesses and transaction costs and certain legal costs associated with divestitures. • Goodwill Impairment. This represents goodwill impairment charges related to the lower than expected new customer contract signings and an unexpected softening of the future business pipeline for certain solutions in our Commercial segment. • Litigation settlements (recoveries), net. Litigation settlements (recoveries), net represents provisions for various matters subject to litigation. • Other charges (credits). This includes Other (income) expenses, net on the Condensed Consolidated Statements of Income (loss) and other insignificant (income) expense associated with providing transition services on the California Medicaid contract loss and other adjustments. • Abandonment of Cloud Computing Project. This includes charges in connection with the abandonment of a cloud computing project. The costs include writing off previously capitalized costs and accruing remaining hosting fees that continue to be incurred without any economic benefit. • Divestitures. Revenue and Adjusted EBITDA of divested businesses are excluded. Adjusted EBITDA is not intended to represent cash flows from operations, operating income (loss) or net income (loss) as defined by U.S. GAAP as indicators of operating performance. Management cautions that amounts presented in accordance with Conduent’s definition of Adjusted EBITDA and Adjusted EBITDA Margin may not be comparable to similar measures disclosed by other companies because not all companies calculate Adjusted EBITDA and Adjusted EBITDA Margin in the same manner. Non-GAAP Financial Measures March 30, 2023

71 Free Cash Flow Free Cash Flow is defined as cash flows from operating activities as reported on the consolidated statement of cash flows, less cost of additions to land, buildings and equipment, cost of additions to internal use software, and proceeds from sales of land, buildings and equipment. We use the non-GAAP measure of Free Cash Flow as a criterion of liquidity. We use Free Cash Flow as a measure of liquidity to determine amounts we can reinvest in our core businesses, such as amounts available to make acquisitions and invest in land, buildings and equipment and internal use software, after required payments on debt. In order to provide a meaningful basis for comparison, we are providing information with respect to our Free Cash Flow reconciled to cash flow provided by operating activities, which we believe to be the most directly comparable measure under U.S. GAAP. Adjusted Free Cash Flow Adjusted Free Cash Flow is defined as Free Cash Flow from above plus adjustments for litigation insurance recoveries, transaction costs, taxes paid on gains from divestitures and litigation recoveries, proceeds from failed sale-leaseback transactions and certain other identified adjustments. We use Adjusted Free Cash Flow, in addition to Free Cash Flow, to provide supplemental information to our investors concerning our ability to generate cash from our ongoing operating activities and for performance based components of employee compensation; by excluding these items, we believe we provide useful additional information to our investors to help them further understand our ability to generate cash period-over-period as well as added information on comparability to our competitors. Such as with Free Cash Flow information, as so adjusted, it is specifically not intended to provide amounts available for discretionary spending. We have added certain adjustments to account for items which we do not believe reflect our core business or operating performance, and we computed all periods with such adjusted costs. Revenue at Constant Currency To better understand trends in our business, we believe that it is helpful to adjust revenue to exclude the impact of changes in the translation of foreign currencies into U.S. Dollars. We refer to this adjusted revenue as “constant currency.” Currency impact is determined as the difference between actual growth rates and constant currency growth rates. This currency impact is calculated by translating the current period activity in local currency using the comparable prior-year period's currency translation rate. Government Stimulus Revenue Revenue from payment volumes in our Government Services segment resulting from the Pandemic Supplemental Nutritional Assistance Program (PSNAP) and supplemental unemployment insurance. Non-GAAP Financial Measures March 30, 2023

(in millions) FY 2022 FY 2021 FY 2020 FY 2019 Revenue $ 3,858 $ 4,140 $ 4,163 $ 4,467 Adjustment: Divestitures(1) (7) (70) (72) (108) Adjusted Revenue 3,851 4,070 4,091 4,359 Foreign currency impact 39 (17) 1 24 Revenue at Constant Currency $ 3,890 $ 4,053 $ 4,092 $ 4,383 72 Revenue at Constant Currency, Adjusted EBITDA and Adjusted Free Cash Flow Non-GAAP Reconciliations March 30, 2023

1. Adjusted for the full impact from revenue and income/loss from divestitures for all periods presented. 2. Included in Depreciation and amortization on the Consolidated Statements of Income (Loss). 3. The tax impact of Adjusted Pre-tax income (loss) from continuing operations was calculated under the same accounting principles applied to the 'As Reported' pre- tax income (loss), which employs an annual effective tax rate method to the results and without regard to the adjustments listed. Adjusted EBITDA (in millions) FY 2022 FY 2021 FY 2020 FY 2019 ADJUSTED EBITDA Net Income (Loss) $ (182) $ (28) $ (118) $ (1,934) Income tax expense (benefit) 55 3 (21) (172) Depreciation and amortization 230 352 459 459 Contract inducement amortization 3 1 2 3 Interest expense 84 55 60 78 EBITDA Before Adjustment for Divestitures 190 383 382 (1,566) Divestitures(1) (2) (32) (33) (40) Divestitures depreciation and amortization(1) — (7) (5) — EBITDA 188 344 344 (1,606) Adjustments: Restructuring and related costs 39 45 67 71 Loss on extinguishment of debt — 15 — — Goodwill impairment 358 — — 1,952 (Gain) loss on divestitures and transaction costs, net (158) 3 17 25 Litigation settlements (recoveries), net (32) 3 20 17 Abandonment of Cloud Computing Project — 32 — — Other charges (credits) (1) 6 (6) (5) Adjusted EBITDA $ 394 $ 448 $ 442 $ 454 73 Non-GAAP Reconciliations March 30, 2023

Free Cash Flow and Adjusted Free Cash Flow (in millions) FY 2022 FY 2021 FY 2020 FY 2019 Operating Cash Flow $ 144 $ 243 $ 161 $ 132 Cost of additions to land, buildings and equipment (92) (80) (76) (148) Proceeds from sale of land, buildings and equipment — — — 2 Cost of additions to internal use software (61) (67) (63) (67) Free Cash Flow (9) 96 22 (81) Transaction costs 8 2 5 14 Vendor finance lease payments (10) (9) (11) (3) Texas litigation payments — — 118 118 Portion of Texas litigation settlement (recoveries) recognized in Litigation settlements (recoveries), net (24) — — — Proceeds from failed sale-leaseback transactions 13 — — — Tax payment related to divestitures and litigation recoveries 28 — — 9 Adjusted Free Cash Flow $ 6 $ 89 $ 134 $ 57 74 Non-GAAP Reconciliations March 30, 2023

© 2023 Conduent, Inc. All rights reserved. Conduent and Conduent Agile Star are trademarks of Conduent, Inc. and/or its subsidiaries in the United States and/or other countries. 75